Supplement dated May 31, 2022
to the following initial summary prospectus(es):
Nationwide Advisory Retirement Income Annuity dated May 1, 2022
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
1.	In Appendix A: Underlying Mutual Funds Available Under the Contract, all references to "Low Cost Sub-Account Fee" are revised to "Low Cost Fund Fee".
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